A Combination Trial of Estriol Plus Glatiramer Acetate in RRMS Rhonda Voskuhl, M.D. Professor, UCLA Dept. of Neurology Director, Multiple Sclerosis Program Jack H. Skirball Chair in MS Research

Disclosures Author Disclosure Information: R. Voskuhl: Synthetic Biologics Inc. licensed UCLA patent for estriol in MS with Voskuhl an inventor, Consulting or speaking Synthetic Biologics Inc., Research support Karo Bio. H. Wang: None. T. Wu: None. N. Sicotte : None. A. Bates: Consulting, scientific advisory board or speaking Teva Neuroscience, Biogen Idec. G. Beaver: None. J. Bernard: consultant Novartis. Research support Biogen . J. Corboy : Consulting, scientific advisory board or speaking ProCE , Celgene , Teva , Novartis; Editorial activities Neurology Clinical Practice, Research support Novartis, BioMS , Eli Lilly, Celgene , Immune Tolerance Network. A. Cross: Consulting, scientific advisory board or speaking Biogen - Idec, Genzyme, GlaxoSmithKline, Hoffman - la Roche, Teva Neuroscience, Novartis, Questcor . Research support Hoffman - la Roche, Sanofi - Aventis. S. Dhib - Jalbut : Consulting, scientific advisory board or speaking Serono , Novartis, Bayer. Research support Teva , Biogen , Serono . C. Ford: None. B. Giesser : Family holds stock in Biogen & Pfizer. D. Jacobs: Consulting, scientific advisory board or speaking Questcor , Teva . S. Lynch: Research support Novartis, Biogen , Teva , Genzyme, Genentech, Berlex , Cognition Pharmaceuticals, UCB Pharmaceuticals, Serono , Cephalon . A. Pachner : consulting, scientific advisory board or speaking Biogen Idec, Covartis , Pfizer Sanofi - Aventis, Genzyme, Biogen Idec, EMD - Serono , Pfizer, Novartis. Research support Hoffman - LaRoche , Sanofi - Aventis. M. Racke : Consulting, scientific advisory board or speaking Biogen Idec, Revalesio , Novartis, Editorial activities JAMA Neurology, The Journal of Neuroimmunology , Research support Diogenix . J. Ratchford : Consulting, scientific advisory board or speaking Biogen Idec, Genzyme, Diogenix , and GW Pharma , Research support Biogen Idec, Novartis, and Sun Pharmaceuticals. A. Reder : Editorial activities Medlink / Neurobase electronic journal. J. Rose: Research support Teva , Biogen . D. Wingerchuk : Research support Genentech, Genzyme, Alexion , and TerumoBCT . M. Burnett: Consulting, scientific advisory board or speaking Biogen Idec, Genzyme, Novartis, Serono , Pfizer, and Teva , Research support Biogen , Genzyme. C. Tseng: None. R. Elashoff : None.

Direct versus Indirect Neuroprotection in Multiple Sclerosis Treatment Direct ? Indirect DMTs: Anti - inflammatory Decreased inflammation

Estriol Tx for MS “Bedside to Bench to Bedside” Bedside: clinical observation Bench: unraveled in MS model in lab Bedside: clinical trial

Late Pregnancy:  Relapses  Sex Hormones Confavereux et al., New Engl. J. Med, 1998

Pregnancy Anti - inflammatory: prevent fetal rejection Neuroprotective : protect fetal brain evolutionarily selected for

MS Trials based on Late pregnancy:  Relapses  Sex hormones Increase in Sex Hormones: Progesterone Estradiol Estriol

Previous studies: Estriol Treatment in EAE and MS



Clinical Disease Score
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
10
20
30
40
Days Post Immunization
NL
EAE+ PLAC
EAE+ ESTRIOL

EAE: Spinal cord ↓ inflammation, ↑ axons, ↑ myelin

1990's: Holmdahl, Voskuhl, Offner, Bebo, Whitacre

MS: Pilot ↓ lesions, anti-inflammatory PBMCs, ↓ DTH

Ann. Neurol. 2002; J. Immunol. 2003; Lab. Invest., 2009

EAE: ERα and ERβ Direct Neuroprotective effects in EAE

J. Neuroscience 2006, PNAS 2007, Brain 2010, J. Neuroscience, Eur. J. Immunol. 2011, PNAS 2011

Double Blind, Placebo Controlled Trial 16 sites across U.S., n= 164 “Add on” study in RRMS Why Copaxone ? Primary Outcome: Relapse Rate Other Outcomes: EDSS, PASAT, MRI WM lesions Data Safety and Monitoring Board (DSMB): Leslie Weiner – Chair, MS trials Luanne Metz – MS trials Gary Cutter – MS statistics Jack Simon – MS neuroimaging James Liu – Gynecology Joanne Odenkirchen – DSMB Liason NIH: Utz / Conwit NMSS: O’Looney / Bebo / Costello

Investigators Robert Elashoff , Ph.D . - Data Management & Statistics HeJing Wang, M.D . - Data Management & Statistics Chi - Hong Tseng, Ph.D . - Statistics T.C. Jackson Wu, M.D., Ph.D . - Gynecology Nancy Sicotte , M.D . - MRI lesions Mike Montag , B.S. - MRI tech Jenny Bardens , R.N. - Overall Trial Coordinator Jenny Kotlerman Brook, M.S. – Site Monitor Noriko Itoh , M.S. - Estriol levels Margaret Burnett, M.D. - Medical Monitor from USC

Site Neurologists / # randomized University of California Los Angeles: Barbara Giesser / 27 Ohio State University: Michael Racke / 19 Washington University: Anne Cross / 12 Johns Hopkins University: Peter Calabresi - John Ratchford / 12 University of Pennsylvania: Dina Jacobs / 11 University of Texas, Southwestern: Elliot Frohman - Angela Bates Flores / 11 University of Colorado: John Corboy / 10 University of New Mexico: Corey Ford / 10 University of Chicago: Anthony Reder - Jacqueline Bernard / 10 UMDNJ / Rutgers: Suhayl Dhib - Jalbut / 9 University of Utah: John Rose / 8 University of Minnesota: Gareth Parry - Gary Beaver / 8 University of Kansas: Sharon Lynch / 7 Mayo Clinic Arizona: Dean Wingerchuk / 6 Dartmouth University: Lloyd Kasper - Andrew Pachner / 3 Columbia University: Mark Tullman / 1

Inclusion Criteria 1. Females age 18 to 50. 2. Definite RRMS. 3. Active RR MS based on relapses and enhancing lesions in last 2 years. 4 . Expanded Disability Status Score (EDSS) = 0.0 to 4.5. 5 . Patients treated with standard MS treatments must have wash out . 6. Patients treated in the past with Copaxone for > 2 months must have wash out.

Exclusion Criteria 1. Pregnant. 2. Breastfeeding. 3. Will not discontinue estrogen or progesterone treatment (OCP or HRT). 4. Patients estrogen deficient for years (surgical ovariectomy with no hormone replacement for 1 year or more, or menopause at age 45 or less with no hormone replacement for 3 years or more prior to the first enrollment visit). 5 . Patients who have other significant illnesses. 6. Patients who have at any time been treated with total lymphoid irradiation, monoclonal antibody, T cell vaccination, cladribine , bone marrow transplantation, azathioprine, cyclophosphamide, methotrexate, mitoxantrone , cyclosporin or Tysabri .

Schedules Study Month 0 6 12 18 24 Copaxone (all) ---------------------------------------------- Estriol vs. Placebo (1:1) ---------------------------------------------- Estriol/Prog vs Placebo/Placebo -----------------------------------

Drop Outs 29.3% 25 Copaxone + Placebo 23 Copaxone + Estriol Reason for drop-out Number (E, P)* Physician’s decision: MS worsening 3 (1, 2) B-cell lymphoma (SAE) 1 (0, 1) Pregnancy, used hormone to terminate pregnancy 1 (1, 0) Heavy vaginal bleeding, used BCP to stop bleeding 1 (0, 1) Persistent lymphadenopathy and 2 relapses within 4 months 1 (0, 1) Severe hives due to Copaxone 1 (0, 1) Psychological problem 1 (0, 1) Lost to follow-up (no response to call, e-mail, letter) 10 (4, 6) Patient’s decision: family issue (divorce, home foreclosure …) 5 (4, 1) time constraints 4 (3, 1) experiencing symptoms worsening, want to change treatment 3 (2, 1) unable to come for visit (moved, job change) 2 (1, 1) unable to tolerate study drugs (vomiting, nausea, injection reactions) 2 (1, 1) don’t want Copaxone injection 2 (0, 2) believed was taking placebo 1 (1, 0) believed study treatment caused weight gain 1 (0, 1) believed study treatment caused depression 1 (1, 0) believed study treatment caused insomnia 1 (1, 0) believed study treatment increased the thickness of endometrium 1 (1, 0) want to take drug for hot flashes 1 (0, 1) want to get pregnant 1 (1, 0) unwilling to go to other site after the original site closed 1 (0, 1) reason not specified 3 (1, 2) Total 48 (23, 25) * E= number of patients in Estriol + Cop. group, P= number of patients in Placebo + Cop. group

Patient Characteristics Estriol + Copaxone (N=82) Placebo + Copaxone (N=76) Age Mean ± SD 37.7 ± 7.6 37.1 ± 7.3 Median, IQR 39.1, 32.8 – 43.4 36.4, 32.3 – 43.5 Range 20 - 53 19 - 51 Race Caucasian 66 (80.5) 63 (82.9) Black 9 (11.0) 7 (9.2) Hispanic 7 (8.5) 6 (7.9) Duration of MS (from Dx) Mean ± SD (yrs) 3.3 ± 4.6 2.9 ± 4.5 Median, IQR 0.9, 0.2 – 5.3 0.7, 0.3 – 3.4 Range 0.1 – 20.3 0.1 – 24.3 # of Relapse within 24 months Mean ± SD 2.0 ± 0.7 2.3 ± 0.9 Median, IQR 2, 2-2 2, 2-2 Range 0 – 4 1 – 6 # of Relapse within 12 months Mean ± SD 1.5 ± 0.7 1.5 ± 0.7 Median, IQR 2, 1-2 1.5, 1-2 Range 0 - 3 0 - 3 Prior Copaxone treatment Never 25 (30.5) 27 (35.5) Previously 17 (20.7) 6 (7.9) Currently 40 (48.8) 43 (56.6) Prior interferon beta treatment No 59 (72.0) 50 (65.8) Yes 23 (28.0) 26 (34.2) EDSS Mean ± SD 2.22 ± 1.16 2.13 ± 1.11 Median, IQR 2.25, 1.5 – 3.0 2.00, 1.5 – 3.0 Median, IQR 2, 1-2 1.5, 1-2 Range 0 - 3 0 - 3 MRI Enhanced-Lesions Mean ± SD 1.02 ± 2.30 0.89 ± 2.04 Median, IQR 0, 0-1 0, 0-1 Min - Max 0 - 14 0 - 10 No significant difference between the two study groups for all baseline factors. Baseline Characteristics: No significant d ifference between groups

Serum Estriol Levels Baseline estriol levels no different between groups Months 3 - 24 estriol levels higher in Copaxone + Estriol p <0.00001 0 2 4 6 8 10 12 14 16 m o n t h 0 m o n t h 3 m o n t h 6 m o n t h 1 2 m o n t h 1 8 m o n t h 2 4 Copaxone + Placebo Copaxone + Estriol

Estriol Safety: 158 subjects 2 years Safe and Well Tolerated Serious Adverse Effects O ne death: B cell Lymphoma in Copaxone + Placebo group Hospitalization for MS relapse: Copaxone + Placebo # = 6 Copaxone + Estriol # = 2 Adverse Effects Clinical: irregular menstrual spotting Copaxone + Estriol # = 26 Copaxone + Placebo # = 4 Laboratory: no tx differences Gynecology: no tx differences

Gynecology Safety: No Tx Related Differences Uterine fibroids on ultrasound Copaxone + Placebo = 8 subjects Copaxone + Estriol = 8 subjects Uterine endometrial thickness > 8mm on ultrasound Copaxone + Placebo = 27 subjects with 41 exams Copaxone + Estriol = 24 subjects with 32 exams Uterine endometrial biopsies Copaxone + Placebo = 6 subjects with 10 exams – no abnl prolif Copaxone + Estriol = 9 subjects with 11 exams – no abnl prolif Breast – Fibrocystic breast disease on clinical exam Copaxone + Placebo = 4 subjects Copaxone + Estriol = 5 subjects Mammograms N o breast cancer

Primary Outcome Measure: Relapse Rate Confirmed Relapse: 1. N ew neurological symptoms or worsening of pre - existing symptoms 2. Lasting at least 48 hours 3. Stable or improving in previous 30 days 4. Confirmed objective change by examining neurologist ( increase in EDSS by 0.5) Unconfirmed Relapse: 1, 2, 3, but not 4 above C onsidered as relapse but did not meet objective increase in EDSS Not a Relapse: Fatigue, Pseudorelapse , Other

Relapse Rate: Confirmed EDSS change by examining neurologist 12 month data Copaxone + Placebo (n = 76) vs. Copaxone + Estriol (n = 82) 47 % reduction p = 0.0326 Adjusted for baseline characteristics: p = 0.0306 (age, disease duration, baseline EDSS, # relapse, Copaxone use) 0 0.1 0.2 0.3 0.4 0.5 0.6 Copaxone + Placebo Copaxone + Estriol bad good

Relapse Rate: Confirmed and Unconfirmed 12 month data Confirmed 47 % reduction p = 0.0326 ( p = 0.0306) Conf + Unconf 45 % reduction p = 0.0216 ( p = 0.0234) 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 Conf Conf + Unconf Copaxone + Placebo Copaxone + Estriol bad good

Cognitive Improvement % Change at 12 months from Baseline Copaxone + Placebo (n = 61), p = NS Copaxone + Estriol (n = 70), p = 0.0047 Between groups p = 0.0395 -2 -1 0 1 2 3 4 5 6 7 8 9 month 12 Copaxone +Placebo Copaxone + Estriol -2 -1 0 1 2 3 4 5 6 7 8 9 month 12 Copaxone +Placebo Copaxone + Estriol PASAT3 PASAT2 Copaxone + Placebo (n = 58), p = NS Copaxone + Estriol (n = 69), p = 0.0112 Between groups p = 0.0473 bad good Mean PASAT3 (% change) Mean PASAT2 (% change) 5.5 - 6.0% improvement = 3 point increase

PASAT3 Improvement: Slope Absolute Values Per Tx Group: 12 months Copaxone + Placebo Slope = 0.05, p = 0.95 Copaxone + Estriol Slope = 2.77, p = 0.0003 Between Slopes p = 0.01 bad good

Cognitive Improvement: Effect in those with b aseline PASAT3 score < 55 12 month data Mean PASAT (% change) -3 0 3 6 9 12 15 18 All <55 >55 Copaxone +Placebo Copaxone + Estriol -3 0 3 6 9 12 15 18 All <55 >55 Copaxone +Placebo Copaxone + Estriol PASAT3 PASAT2 Copaxone + Placebo (n=25), p = NS Copaxone + Estriol (n = 33), p = 0.005 Between groups: p = 0.047 Copaxone + Placebo (n = 25), p = NS Copaxone + Estriol (n = 33), p = 0.0009 Between groups: p = 0.07 Mean PASAT (% change) 12% improvement = 6 - 7 point increase

EDSS Absolute Change Per Subject Per Tx Group 12 month data Copaxone + Placebo (n = 63), p = NS Copaxone + Estriol (n = 69), p = NS No effect -0.5 -0.4 -0.3 -0.2 -0.1 0 0.1 Copaxone + Placebo Copaxone + Estriol Mean Change in EDSS bad good

Estriol Treatment Effects: 12 months 1. Reduction in relapse rate 2. Improvement in cognitive test scores 3. No effect on EDSS

Relapse Rate: Confirmed 12 and 24 month data 12 months  47% p = 0.0326 ( p = 0.0306) 24 months  32% p = 0.1549 (p = 0.1527) 0 0.1 0.2 0.3 0.4 0.5 0.6 12 months 24 months Copaxone + Placebo Copaxone + Estriol Copaxone + Placebo (n = 76) vs. Copaxone + Estriol (n = 82) bad good

Proportion of Subjects Relapse Free: Confirmed over 24 months Proportion Subjects Relapse Free Probability bad good

Cognitive Improvement: % Change Per Subject Per Tx Group 12 and 24 month data Mean PASAT (percent change) -1 0 1 2 3 4 5 6 7 8 month 12 month 24 Copaxone + Placebo Copaxone + Estriol PASAT3 month 12 month 24 PASAT2 month 12 month 24 Copaxone + Placebo (n = 54) p = NS p = 0.05 Copaxone + Placebo (n= 50) p = NS p = 0.07 Copaxone + Estriol (n = 60) p = 0.018 p = 0.04 Copaxone + Estriol (n = 58) p = 0.038 p = 0.043 -1 0 1 2 3 4 5 6 7 8 month 12 month 24 Copaxone + Placebo Copaxone + Estriol good bad PASAT3 PASAT2

EDSS Worsening: 24 months Proportion of Subjects Progression Free Proportion Subjects Progression Free Probability good bad

EDSS Improvement: 24 months Mean Absolute Score Per Tx Group Mean EDSS 1 1.2 1.4 1.6 1.8 2 2.2 2.4 M o n t h 0 M o n t h 3 M o n t h 6 M o n t h 1 2 M o n t h 1 8 M o n t h 2 4 Copaxone + Placebo Copaxone + Estriol Copaxone + Placebo: Slope = - 0.01 (p = NS) Copaxone + Estriol : Slope = - 0.11 (p = 0.07) good bad

EDSS Improvement Absolute Change Per Subject Per Tx Group 12 and 24 month data Mean Change in EDSS 12 months 24 months Copaxone + Placebo (n=56), p = NS Copaxone + Placebo (n=56), p = NS Copaxone + Estriol (n=56), p = NS Copaxone + Estriol (n=56), p= 0.0336 -0.5 -0.4 -0.3 -0.2 -0.1 0 0.1 1 2 Copaxone + Placebo Copaxone + Estriol 12 month 24 month bad good

MRI: White Matter Lesions 0 0.2 0.4 0.6 0.8 1 1.2 m o n t h 0 m o n t h 3 m o n t h 6 m o n t h 1 2 m o n t h 2 4 Copaxone + Placebo Copaxone + Estriol Enhancing Lesion Number: Copaxone + Placebo = 45% reduction Copaxone + Estriol = 50% reduction bad good 0 1 2 3 4 5 6 7 8 m o n t h 0 m o n t h 3 m o n t h 6 m o n t h 1 2 m o n t h 2 4 Copaxone + Placebo Copaxone + Estriol T2 Total FLAIR Volume: Copaxone + Placebo = 29% increase Copaxone + Estriol = 20% increase

Estriol Treatment Effects: 24 Months 1. Relapse R ate: Copaxone + Estriol : decreased 12 months; remained low 24 months Copaxone + Placebo: decreased at 24 months 2. C ognitive T est Scores: Copaxone + Estriol : improved 12 months; remained high 24 months Copaxone + Placebo: improved at 24 months 3. EDSS: Copaxone + Estriol : no effect 12 months, improved 24 months Copaxone + Placebo : no effect

Acknowledgements MS Patients – providing own Copaxone National Multiple Sclerosis Society (NMSS) National Institutes of Health (NIH): NINDS Synthetic Biologics Inc. Jack H. Skirball Foundation Conrad N. Hilton Foundation Sherak Family Foundation Dr. Patricia O’Looney 1956 - 2013 Tom Sherak 1945 - 2014

Estriol Treatment in EAE: Synapses Ziehn , O’Dell, Voskuhl Lab Invest, 2012

Estriol Treatment in EAE: Functional Synaptic Plasticity Ziehn , O’Dell, Voskuhl, Lab Invest, 2012

Serious Adverse Events ( SAEs ): Hospitalizations Severe adverse events Æ 9 [ 8, 10%] 12 [10, 13%] MS relapse 2 [ 2, 2%] 6 [ 5, 6%] Pregnancy termination 2 [ 2, 2%] 0 B-cell lymphoma 0 1 [ 1, 1%] Infections UTI 1 [ 1, 1%] 1 [ 1, 1%] pyelonephritis 1 [ 1, 1%] 0 Systolic heart failure 1 [ 1, 1%] 0 Pace maker implantation 1 [ 1, 1%] 0 Car accident related body numbness 0 1 [ 1, 1%] Migraine headache related eye pain 1 [ 1, 1%] 0 Acute appendicitis 0 1 [ 1, 1%] Right knee replacement 0 1 [ 1, 1%] Accidently took other’s drug 0 1 [ 1, 1%] 1 after study death = B cell Lymphoma ( Copaxone + Placebo) No Significant Differences Between Groups Copaxone + Estriol Copaxone + Placebo

Adverse Events (AEs): 158 subjects 2 years

Clinical:

	Copaxone + Estriol	Copaxone + Placebo	
Most frequent events (> 5% pts any group) no. of events [no of pts, % of pts]	480 [76, 93%]	392 [67, 87%]	
Upper respiratory infection	33 [22, 27%]	38 [26, 34%]	
Urinary tract infection	23 [15, 18%]	16 [10, 13%]	
Fatigue	15 [13, 16%]	10 [8, 10%]	
Depression /anxiety	14 [12, 15%]	10 [9, 12%]	
Headache	11 [9, 11%]	12 [11, 14%]	
Menstrual flow amount increased	12 [11, 13%]	8 [6, 8%]	
Irregular menses /spotting	26 [19, 23%]	4 [3, 4%]	P=0.0004
Sinusitis	6 [6, 7%]	14 [10, 13%]	
Arm/leg numbness, tingling	7 [6, 7%]	10 [7, 9%]	
Dizziness	5 [4, 5%]	10 [7, 9%]	
Vision problem(blurry, double)	6 [4, 5%]	7 [7, 9%]	
Vaginal infection	1 [1, 1%]	9 [8, 10%]	P=0.0300
Back pain	5 [4, 5%]	5 [5, 6%]	
Menstrual cramp	4 [4, 5%]	5 [4, 5%]	
Insomnia	4 [4, 5%]	4 [4, 5%]	
Heart palpitation	2 [2, 2%]	4 [4, 5%]	
Shingle	2 [2, 2%]	4 [4, 5%]	
Nausea/vomiting	9 [7, 9%]	5 [5, 6%]	
Gastroenteritis	7 [5, 6%]	4 [3, 4%]	
Combine the two above	16 [12, 15%]	9 [7, 9%]	
Copaxone injection area reaction			
bruises	5 [4, 5%]	4 [4, 5%]	NS
irritation / pain	5 [5, 6%]	7 [5, 6%]	NS
burning	4 [4, 5%]	2 [2, 3%]	NS
itching	6 [5, 6%]	3 [3, 4%]	NS
redness	7 [7, 9%]	2 [2, 3%]	NS
swelling	7 [6, 7%]	0	P=0.0139
not specified	16 [14, 17%]	8 [5, 6%]	P=0.0398

Lab:

Copaxone + Placebo = 17 subjects with 21 AEs
Copaxone + Estriol = 9 subjects with 17 AEs